Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas J. Paup, certify that:

1.      I have reviewed this amended annual report on Form 10-K/A of Arotech Corporation;

2.      Based on my knowledge, this amended annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended annual report;

Date: September 12, 2013
By:      /s/ Thomas J. Paup
Thomas J. Paup,
Senior Vice President – Finance and CFO
(Chief Financial Officer)